OPPENHEIMER REAL ASSET FUND
                      SUPPLEMENT DATED JULY 27, 1998 TO THE
                        PROSPECTUS DATED DECEMBER 1, 1997

The Prospectus supplement dated July 14, 1998 is replaced by this supplement.

The Prospectus is changed as follows:

1. Footnote number 1 under the table entitled "Shareholder Transaction Expenses" on page 3 is modified to read as follows:

    (1) If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans" as defined in "Class A Contingent Deferred Sales Charge" on pages 35) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares -- Buying Class A Shares," below.

2. The second sentence of the paragraph entitled "Class A Shares" in the section entitled "How to Buy Shares-Classes of Shares" on page 30 is modified to read as follows:

    If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge, described below.

3. The first and second sentences of the third paragraph of the section entitled "Buying Class A Shares-Class A Contingent Deferred Sales Charge" on page 36 are modified to read as follows:

    If you redeem any Class A shares subject to the contingent deferred sales charge described above within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. (A different holding period may apply to shares purchased prior to June 1, 1998).

4. The second sentence of the fifth paragraph of the section entitled "Buying Class A Shares- Class A Contingent Deferred Sales Charge" on page 36 is modified to read as follows:

    However, if the shares acquired by exchange are redeemed within 18 months of the end of

                                 -1-                      (CONTINUED)
    the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply. (A different holding period may apply to shares purchased prior to June 1, 1998).

5. The paragraph entitled "Special Arrangements With Dealers" on page 36 is hereby deleted.

6. The following sub-paragraphs of the section entitled "Waivers of Class A Sales Charges- Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions" on page 39 are deleted:

        o if, at the time of purchase of shares (prior to May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase)

          o if, at the time of purchase of shares (on or after to May 1, 1997) the dealer agrees in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase)

7. The section titled "Buying Class Y Shares" on page 44 is deleted in its entirety and replaced by the following:

    BUYING CLASS Y SHARES. Class Y shares are sold at net asset value per share without sales charge to: (i) individual investors making an initial investment of at least $2 million, and (ii) certain institutional investors, such as insurance companies, registered investment companies and employee benefit plans, that have special agreements with the Distributor for this purpose. These institutional investors include Massachusetts Mutual Life Insurance Company, an affiliate of OFI, which may purchase Class Y shares of the Fund and other Oppenheimer funds (as well as Class Y shares of funds advised by MassMutual) for asset allocation programs, investment companies or separate investment accounts it sponsors and offers to its customers.

        In no event may an individual investor purchase Class Y shares of the Fund if such purchaser would own Class Y shares of the Fund representing 10% or more of the Fund's total assets, determined on the date of purchase.

        While Class Y shares are not subject to initial or contingent deferred sales charges or asset-based sales charges, an institutional investor buying the shares for its customers'

                                 -2-                      (CONTINUED)
    accounts may impose charges on those accounts. The procedures for purchasing, redeeming, or transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent) and the special account features available to purchasers of those other classes of shares described elsewhere in this Prospectus do not apply to Class Y shares. In addition, the exchange privilege described under "How to Exchange Shares" on page 48 does not apply to Class Y shares of the Fund. If Class Y shares are held by an institutional investor, instructions for purchasing, redeeming or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

8. The section captioned "Special Investor Services" is revised by adding the following after the sub-section captioned "Shareholder Transactions by Fax" on page 45:

    OPPENHEIMERFUNDS INTERNET WEB SITE. Information about the Fund, including your account balance, daily share prices, market and Fund portfolio information, may be obtained by visiting the OppenheimerFunds Internet Web Site, at the following Internet address: http://www.oppenheimerfunds.com. Additionally, certain account transactions may be requested by any shareholder listed in the registration on an account as well as by the dealer representative of record, through a special section of that Web Site. To access that section of the Web Site, you must first obtain a personal identification number ("PIN") by calling OppenheimerFunds PhoneLink at 1-800-533-3310. If you do not wish to have Internet account transactions capability for your account, please call our customer service representatives at 1-800-525-7048. To find out more information about Internet transactions and procedures, please visit the Web Site.

9. The following is added following the first sentence under the heading "How to Exchange Shares" on page 48:

    THE EXCHANGE  PRIVILEGE  DOES NOT,  HOWEVER,  APPLY TO CLASS Y SHARES OF THE
    FUND.




July 27, 1998                                                 PS0735.006

                                      -3-